                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 11, 2000, except for Note 14 as to which the date is April 20, 2000, in the Registration Statement (Form S-1 No. 333-30568) and related Prospectus of Metawave Communications Corporation.

                                          ERNST & YOUNG LLP

                                          /s/ Ernst & Young LLP

Seattle, Washington
April 25, 2000